Exhibit 10.6

SUBORDINATION AGREEMENT

This SUBORDINATION AGREEMENT, effective as of July 30, 2021 and among, Star Real Estate Holdings USA, Inc., A Delaware corporation, (“Creditor”), and Gerber Finance Inc., a New York corporation (hereinafter referred to as “Gerber”).

BACKGROUND

A.    The Creditor has made or agreed to make loans to 300 Park Street, LLC, a Delaware limited liability company, 947 Waterford Road, LLC, a Delaware limited liability company, 56 Mechanic Falls Road, LLC, a Delaware limited liability company, and KBS Builders, Inc., a Delaware corporation (the “Subordinated Loans”), which are or may hereafter be evidenced by one or more promissory notes (the “Subordinated Notes”).

B.    The Creditor desires that Gerber extend credit to Star Real Estate Holdings USA, Inc., 300 Park Street, LLC, a Delaware limited liability company, 947 Waterford Road, LLC, a Delaware limited liability company, 56 Mechanic Falls Road, LLC, a Delaware limited liability company, KBS Builders, Inc., a Delaware corporation, EdgeBuilder, Inc., a Delaware corporation and Glenbrook Building Supply, Inc., a Delaware corporation (individually and collectively, “Borrower”) pursuant to the Loan and Security Agreements dated February 23, 2016 and January 31, 2020, as amended (the “Credit Agreement”). It is a condition precedent to the extension of credit by Gerber under the Credit Agreement that the Creditor shall have agreed, as hereinafter more fully set forth, that all of the obligations of the Borrower to the Creditor under or in respect of the Subordinated Loans and the Subordinated Notes be subordinated in payment to all obligations of the Borrower to Gerber under the Credit Agreement.

C.    The Creditor, by reason of the various advantages which will accrue to it as a result of their doing so, is willing to agree to such subordination and to confirm certain additional understandings on its part with respect to the foregoing on the terms and conditions hereinafter set forth.

NOW, THEREFORE, THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants herein contained and of such extensions of credit as Gerber has made or at any time hereafter may make to the Borrower under the Credit Agreement, and intending to be legally bound hereby, the parties hereto mutually covenant and agree as follows:

1.    The Creditor agrees that all obligations, indebtedness and other liabilities of the Borrower to the Creditor under or in respect of the Subordinated Loans and the Subordinated Notes, whether due or to become due, direct or indirect, primary or secondary, fixed or contingent (all of such obligations, indebtedness and other liabilities of the Borrower to the Creditor being herein referred to collectively as the “Subordinated Liabilities”), shall be subordinated and junior in right of payment, to the extent and according to the terms and conditions set forth herein, to all Obligations, indebtedness and other liabilities of the Borrower to Gerber under or in respect of the Credit Agreement or any of the Credit Documents referred to therein or any Note to be issued thereunder, as may be subsequently amended, whether due or to become due, direct or indirect, primary or secondary, fixed or contingent (all of such obligations, indebtedness and other liabilities of the Borrower to Gerber being herein referred to collectively as the “Superior Indebtedness”), and the Creditor agrees that, except as provided in Section 10 hereof, Gerber shall first be paid in full with interest all sums now due or that may hereafter accrue and become due and payable by the Borrower in respect of the Superior Indebtedness before the Creditor shall be paid anything by the Borrower or out of any property of the Borrower for or on account of any of the Subordinated Liabilities. The Creditor further agrees that Gerber may at any time and from time to time renew or extend the time of payment of any indebtedness of the Borrower to it, or any portion of such indebtedness, and may make new loans to the Borrower, under the Credit Agreement or otherwise, with or without a guarantee, all without any notice to the Creditor, who shall nonetheless remain fully bound by this Agreement until it has been terminated in the manner hereinafter provided.

2.    The Creditor agrees that it will not accept any payment from the Borrower, nor any reduction of any indebtedness of the Borrower to the Creditor, on account of any Subordinated Liabilities, so long as there is outstanding any Superior Indebtedness of the Borrower to Gerber.

3.    The Borrower agrees that it will not make any payment to the Creditor on account of any Subordinated Liabilities so long as there is outstanding any Superior Indebtedness of the Borrower to Gerber.

4.    The Creditor agrees to forbear the institution against the Borrower of any proceedings at law or in equity, or otherwise howsoever, to collect any principal, interest or other payment on any Subordinated Liabilities or to demand, exercise, set off, enforce, collect, execute, levy or foreclose any remedies regarding the performance of any Subordinated Liabilities or other obligation of the Borrower to the Creditor in respect of the Subordinated Liabilities, so long as any Superior Indebtedness is outstanding.

5.    In the event a petition is filed or a proceeding is commenced under the Bankruptcy Code or any state insolvency act by or against the Borrower, or a petition for the appointment of a receiver of the Borrower or any of its assets is filed, or the business or assets of the Borrower is assigned for the benefit of the Borrower's creditors or is taken over by a committee representing the Borrower's creditors, or the Borrower shall become insolvent, or any step shall be taken in the liquidation of the Borrower, then and in any such event all of the Borrower's liabilities to Gerber shall for purposes of this Agreement and the Superior Indebtedness forthwith become and be due and payable and all bankruptcy dividends and other payments on account of any of the claims of the Creditor against the Borrower, whether or not hereinabove mentioned, on or in respect of the Subordinated Liabilities, shall be payable to Gerber for immediate application against the indebtedness of the Borrower to Gerber and to the discharge of all Superior Indebtedness of the Borrower to Gerber, until all such Superior Indebtedness of the Borrower to Gerber, with interest thereon (including without limitation post- petition interest accrued at the applicable rate or rates specified in the Credit Agreement and any Note issued thereunder to the date of payment), has been paid in full. The Creditor hereby assigns, transfers and sets over unto Gerber, any and all such bankruptcy dividends and payments on or in respect of the Subordinated Liabilities, together with all of the Creditor's right to receive the same, and covenants that if any such payments or bankruptcy dividends on or in respect of the Subordinated Liabilities shall come into the possession of the Creditor, it will receive the same as trustee for Gerber and will immediately account to Gerber for the same and deliver the same over to Gerber until such time as the Superior Indebtedness is indefeasibly paid. The Borrower hereby acknowledges receipt of notice of such assignment and consents thereto. If any such bankruptcy dividends or payments received by Gerber on the above-mentioned claims of the Creditor against the Borrower on account of the Subordinated Liabilities, when added to any bankruptcy dividends or payments received directly by Gerber, shall be sufficient to pay in full all indebtedness of the Borrower to Gerber under or in respect of the Credit Agreement and all other Superior Indebtedness, if any, together with interest thereon (accrued as aforesaid), Gerber shall pay the amount of any excess to the Creditor and Gerber shall thenceforth similarly pay to the Creditor any additional bankruptcy dividends or other payments they may thereafter receive on account of the indebtedness of the Borrower to Gerber.

6.    The Creditor shall join in any request made by Gerber that Creditor participate and otherwise cooperate fully with Gerber in any proceeding or undertaking by Gerber to enforce Gerber's rights and remedies pursuant to the Superior Indebtedness. The Creditor shall not contest the prior rights and remedies of Gerber in any proceeding, whether or not a bankruptcy or insolvency proceeding. Creditor shall vote and act (including, but not limited to, filing such documents and proofs of claim) consistent with the interests of Gerber and the terms of this Subordination Agreement in the event of a bankruptcy or insolvency proceeding, so long as such is not inconsistent with the Creditor's duties and responsibilities set forth herein.

7.    This instrument embodies the entire agreement of the parties hereto concerning the subject matter hereof, and it is acknowledged that there are no customs, representations, promises, terms, conditions or obligations referring to the subject matter, and no inducements or representations leading to the execution or delivery hereof, other than those set forth or referred to herein. No failure on the part of Gerber to exercise and no delay in exercising any right hereunder or on any Note or under the Credit Agreement, or any of the Credit Documents shall be construed as a waiver of the right to exercise the same or any other right at any other time and from time to time thereafter.

8.    Gerber and any other holder of any Note issued under the Credit Agreement shall not be prejudiced in its right to enforce subordination of the Subordinated Liabilities by any act or failure to act on the part of either the Borrower or the Creditor nor by any release of security, if any, for any Note. The provisions of this Agreement are solely for the purpose of defining the relative rights of Gerber, on the one hand, and the Creditor, on the other hand, and nothing herein is intended to or shall impair, as between the Borrower and the Creditor, the obligation of the Borrower, which is absolute and unconditional, to pay to the Creditor the Subordinated Liabilities in accordance with the terms thereof, subject to the restriction set forth in Section 4 hereof and, subject to the rights of Gerber hereunder to receive cash, property or securities otherwise payable or deliverable to the Creditor.

9.    Nothing herein contained shall impair any rights of Gerber with respect to any collateral hereafter pledged to Gerber as security for any indebtedness of the Borrower, or to the proceeds of such collateral. Gerber may at any time, without notice to the Creditor, release any guarantor or other party primarily or secondarily liable for any indebtedness of the Borrower to Gerber and may release all or any part of any collateral held by Gerber as security for any such indebtedness of the Borrower, all without in any manner affecting the obligations of the Creditor under this Agreement.

10.    Notwithstanding anything contained herein, without constituting a violation of this Subordination Agreement Creditor may accept and may use for Borrower’s working capital purposes the following: (i) proceeds from Borrower’s sale of real estate assets, so long as the net proceeds payable are deposited into a non-interest bearing account maintained by Lender for Star Real Estate Holdings USA, Inc. which may be loaned by Star Real Estate Holdings USA Inc. to KBS Builders, Inc. in the absence of an Event of Default as defined in the Loan Agreement, and such proceeds to be used solely for working capital purposes of KBS Builders, Inc., and further provided that Borrower and Creditor execute a payoff letter to the foregoing effect in form and substance reasonably acceptable to Lender, and (ii) lease payments from Borrower.

11.    In the event that this Agreement becomes inoperative for any reason, including without limitation the payment to Gerber of all of the indebtedness of the Borrower and the discharge of all of the obligations of the Borrower under the Superior Indebtedness, this Agreement shall not be terminated but shall immediately and automatically become operative again whenever and as often as any indebtedness of the Borrower to Gerber under or in respect of the Superior Indebtedness shall in any manner come into existence. This Agreement may be modified or terminated only by an instrument in writing signed by all of the parties hereto.

12.    The Creditor hereby specifically approves and agrees to all of the terms and conditions set forth in each of the Credit Agreement (including the exhibits thereto) and all other agreements, written or oral, made between Gerber and the Borrower in connection with the transactions contemplated by the Credit Agreement and the Superior Indebtedness. The Creditor further agrees that notice of such Credit Agreement and other agreements need not be given to the Creditor and further specifically waives notice of any and all defaults on the part of the Borrower. The Creditor and the Borrower waive presentment, notice of dishonor and protest of any and all negotiable instruments evidencing any indebtedness of the Borrower under or in respect of the Credit Agreement.

13.    To induce Gerber to accept this Agreement and, in reliance hereon, to make loans to the Borrower under the Credit Agreement, the Creditor hereby affixes a legend to the Subordinated Notes, that enforcement thereof is subject to this Agreement and hereby delivers copies of any and all Subordinated Notes to Gerber with such legend.

14.    The Borrower and Creditor make the following representations and warranties to Gerber other than what has been set forth within the Credit Documents:

(i)    The Subordinated Liabilities is valid and the Borrower has no defense to, counterclaim, or set-off against it.

(ii)    The Creditor has not endorsed, assigned, mortgaged, hypothecated, subordinated, disposed of, or modified the Subordinated Liabilities other than as set forth in this Agreement.

(iii)    The Borrower has not mortgaged, pledged, or assigned any property, whether real or personal, as security for the Subordinated Liabilities.

(iv)    There are no liens or claims, whether pending or threatened, against the Subordinated Liabilities.

15.    All notices, request, demands, directions and other communication provided for herein shall be in writing (including telegraphic communication) and shall be mailed or telegraphed or delivered in hand to the applicable party at its address indicated below:

15.1    If to the Creditor:    Star Real Estate Holdings USA, Inc.
c/o Star Equity Holdings, Inc. 53 Forest Avenue
Old Greenwich, CT 06870 Attn: Chief Financial Officer

With a copy to (which shall not constitute notice):

Hannah M. Bible, Esq. Vice President – Legal Star Equity Holdings, Inc.
53 Forest Avenue, 1st Floor Old Greenwich, CT 06870

15.2    If to the Borrower:    Star Real Estate Holdings USA, Inc.
300 Park Street, LLC
947 Waterford Road, LLC
56 Mechanics Falls Road, LLC EdgeBuilder, Inc.
Glenbrook Building Supply, Inc. c/o Star Equity Holdings, Inc.
53 Forest Avenue
Old Greenwich, CT 06870 Attn: Chief Financial Officer

With a copy to (which shall not constitute notice):

Hannah M. Bible, Esq. Vice President – Legal Star Equity Holdings, Inc.
53 Forest Avenue, 1st Floor Old Greenwich, CT 06870

15.3    If to Gerber:    Gerber Finance Inc.
8 West 40th Street, 14th Floor New York, New York 10018 Attn: Gerald Joseph

or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section. All such notices, requests, demands, directions and other communication shall, when mailed or telegraphed, be effective when deposited in the mails or delivered to the telegraph company, as the case may be, addressed or aforesaid.

16.    This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed and enforced in accordance with the laws of the State of New York. Each of the Borrower and the Creditor hereby consents to the jurisdiction of the courts of the State of New York in any action or proceeding which may be brought against it under or in connection with this Agreement or any of the transactions contemplated hereby or to enforce any covenant or undertaking contained herein or trust created hereunder, and in the event any such action or proceeding shall be brought against it, each of the Borrower and the Creditor agrees not to raise any objection to such jurisdiction or to the laying of the venue thereof in New York County, and further agrees that service of process in any such action or proceeding may be duly effected upon it by service in accordance with the provisions of the Uniform Interstate and International Procedure Act.

17.    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. Each of the parties hereto expressly states that such party intends to be legally bound hereby.

18.    This Agreement may be executed in any number of counterparts, each of which when so executed is deemed to be an original and all of which taken together constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

19.    THE BORROWER, THE CREDITOR AND GERBER HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY IN ANY LITIGATION RELATING TO THIS AGREEMENT AS AN INDUCEMENT TO THE EXECUTION OF THIS AGREEMENT.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in their names as of the day and year first above written,

STAR REAL ESTATE HOLDINGS USA, INC.

By: /s/ David J. Noble
Name: David J. Noble
Title:    President & Chief Executive Officer

300 PARK STREET, LLC

By: /s/ David J. Noble
Name: David J. Noble
Title:    President & Chief Executive Officer

947 WATERFORD ROAD, LLC

By: /s/ David J. Noble
Name: David J. Noble
Title:    President & Chief Executive Officer

56 MECHANIC FALLS ROAD, LLC

By: /s/ David J. Noble
Name: David J. Noble
Title:    President & Chief Executive Officer

[Signatures continued on following page]

[Continuation of Signature Page]

KBS BUILDERS, INC.

By: /s/ Matthew Mosher    _
Name: Matthew Mosher
Title:    General Manager

EDGEBUILDER, INC.

By: /s/ Ron Schumacher    _
Name: Ron Schumacher
Title: Executive Chairman

GLENBROOK BUILDING SUPPLY, INC.

By: /s/ Ron Schumacher    _
Name: Ron Schumacher
Title: Executive Chairman

[Signatures continued on following pageJ

[Continuation of Signature Page]

GERBER FINANCE INC.

By: /s/ Kevin McGarry     Name:    Kevin McGarry
Title:    Chief Credit Officer

[End of Signature Page to Subordination Agreement-Star Real Estate Holdings USA, Inc.]